Capital Group Core Equity ETF
Investment portfolio
February 28, 2025
unaudited

Common stocks 98.32% Information technology 20.72%	Shares	Value (000)
Microsoft Corp.	798,349	$316,937
Apple, Inc.	836,892	202,394
Broadcom, Inc.	905,065	180,497
NVIDIA Corp.	788,081	98,447
Accenture PLC, Class A	275,213	95,912
Texas Instruments, Inc.	236,762	46,403
Salesforce, Inc.	152,024	45,280
Cognizant Technology Solutions Corp., Class A	469,945	39,160
		1,025,030
Industrials 15.77%
RTX Corp.	896,170	119,182
Automatic Data Processing, Inc.	305,602	96,320
General Electric Co.	329,618	68,224
General Dynamics Corp.	244,244	61,696
Carrier Global Corp.	882,356	57,177
Boeing Co. (The)[1]	323,974	56,576
Airbus SE, non-registered shares	305,844	52,571
GFL Environmental, Inc., subordinate voting shares	1,140,567	51,508
Honeywell International, Inc.	239,873	51,066
Woodward, Inc.	224,548	42,438
United Rentals, Inc.	54,737	35,159
Ingersoll-Rand, Inc.	395,819	33,557
XPO, Inc.[1]	262,590	32,288
TFI International, Inc.	249,619	22,628
		780,390
Health care 14.85%
UnitedHealth Group, Inc.	337,769	160,427
Eli Lilly and Co.	127,592	117,465
AbbVie, Inc.	472,124	98,688
GE HealthCare Technologies, Inc.	959,389	83,803
Vertex Pharmaceuticals, Inc.[1]	149,872	71,907
Abbott Laboratories	459,833	63,462
Thermo Fisher Scientific, Inc.	111,738	59,105
Danaher Corp.	193,918	40,288
Revvity, Inc.	351,765	39,450
		734,595
Financials 11.85%
JPMorgan Chase & Co.	396,041	104,812
Mastercard, Inc., Class A	180,052	103,766
Fidelity National Information Services, Inc.	947,246	67,368
BlackRock, Inc.	61,590	60,221
S&P Global, Inc.	110,939	59,213
PNC Financial Services Group, Inc.	226,868	43,541
Capital Group Core Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
Berkshire Hathaway, Inc., Class B1	84,161	$43,244
Capital One Financial Corp.	183,463	36,794
Visa, Inc., Class A	93,842	34,037
Morgan Stanley	250,493	33,343
		586,339
Consumer discretionary 10.78%
Amazon.com, Inc.[1]	971,314	206,191
Wyndham Hotels & Resorts, Inc.	727,535	78,814
Royal Caribbean Cruises, Ltd.	192,274	47,319
Home Depot, Inc.	113,258	44,918
Starbucks Corp.	380,915	44,114
Restaurant Brands International, Inc.	506,485	33,048
InterContinental Hotels Group PLC	252,316	31,510
Hasbro, Inc.	378,682	24,656
Tesla, Inc.[1]	78,320	22,946
		533,516
Communication services 10.54%
Meta Platforms, Inc., Class A	417,476	278,958
Alphabet, Inc., Class A	740,183	126,038
Alphabet, Inc., Class C	477,261	82,194
Netflix, Inc.[1]	35,136	34,453
		521,643
Energy 3.59%
Exxon Mobil Corp.	648,266	72,171
Baker Hughes Co., Class A	1,366,654	60,939
Canadian Natural Resources, Ltd. (CAD denominated)	1,574,772	44,465
		177,575
Consumer staples 3.30%
British American Tobacco PLC	2,070,047	80,383
Procter & Gamble Co.	248,666	43,228
Philip Morris International, Inc.	253,597	39,378
		162,989
Materials 3.13%
Air Products and Chemicals, Inc.	209,206	66,140
Linde PLC	98,957	46,218
Eastman Chemical Co.	435,376	42,602
		154,960
Real estate 2.27%
VICI Properties, Inc. REIT	1,844,474	59,927
Equinix, Inc. REIT	57,990	52,459
		112,386
Utilities 1.52%
PG&E Corp.	2,846,693	46,515
CenterPoint Energy, Inc.	833,612	28,660
		75,175
Total common stocks (cost: $4,276,549,000)		4,864,598
Capital Group Core Equity ETF — Page 2 of 5

unaudited
Short-term securities 1.64% Money market investments 1.64%	Shares	Value (000)
Capital Group Central Cash Fund 4.37%[2,3]	813,195	$81,336
Total short-term securities (cost: $81,318,000)		81,336
Total investment securities 99.96% (cost: $4,357,867,000)		4,945,934
Other assets less liabilities 0.04%		1,871
Net assets 100.00%		$4,947,805
Investments in affiliates3

	Value at 6/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2025 (000)	Dividend or interest income (000)
Short-term securities 1.64%
Money market investments 1.64%
Capital Group Central Cash Fund 4.37%[2]	$54,961	$804,961	$778,603	$10	$7	$81,336	$2,702

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 2/28/2025.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Core Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Capital Group Core Equity ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP3-301-0425
Capital Group Core Equity ETF — Page 5 of 5